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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 25, 2002

                                 ePresence, Inc.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

         0-20364                                       04-2798394
        --------                                       ----------
 (Commission File Number)                 (I.R.S. Employer Identification No.)

                                120 Flanders Road
                          Westboro, Massachusetts 01581
          (Address of Principal Executive Offices, Including Zip Code)

                                 (508) 898-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 25, 2002, Switchboard Incorporated, a majority-owned subsidiary of the Registrant, issued a press release stating that it intends to restate its financial statements for fiscal 2001. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Because the Registrant consolidated the results of Switchboard Incorporated for fiscal 2001, the Registrant's independent auditors, Ernst & Young LLP, will be re-auditing the Registrant's financial statements for fiscal 2001. The Registrant will be issuing restated financial statements for such period upon completion.




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Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired
     --------------------------------------------

     Not applicable.


(b)  Pro Forma Financial Information
     -------------------------------

     Not applicable.


(c)  Exhibits.

     99.1 Press Release dated July 25, 2002, of Switchboard Incorporated.







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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ePRESENCE, INC.

Date: July 25, 2002                   /s/ Richard M. Spaulding
                                      ------------------------
                                      Richard M. Spaulding
                                      Senior Vice President and Chief Financial
                                      Officer, Treasurer and Clerk
                                      (Principal Financial Officer and Principal
                                      Accounting Officer)






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                                  Exhibit Index
                                  -------------

99.1 Press Release dated July 25, 2002, of Switchboard Incorporated.




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